                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS


 We consent to the incorporation by reference in the Registration Statement of Southern Michigan Bancorp, Inc. on Form S-3, of our report dated February 2, 1998 on the consolidated financial statements of Southern Michigan Bancorp, Inc., which report is included in the 1997 Annual Report on Form 10-K of Southern Michigan Bancorp, Inc.




                                               /s/ Crowe, Chizek and Company LLP
                                                   Crowe, Chizek and Company LLP




Grand Rapids, Michigan
April 28, 1998